                                                                  EXHIBIT 10

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 25 to the Registration Statement (Form N-1A)(No. 33-25716) of The Chapman Funds, Inc. of our report dated
December 8, 2000, included in the 2000 Annual Report to shareholders of the DEM Equity Fund and DEM Index Fund.


                                                 /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 26, 2001